                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(s) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(e) or Rue 14a-12

______________________________________________________________________________

                        BIOSPECIFICS TECHNOLOGIES CORP.
                (Name of Registrant as Specified in its Charter)
______________________________________________________________________________

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box).

[X]  $125 per Exchange Act Rule 0-11(e)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
item 22(a)(2) of Scehdule 14A

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies"
______________________________________________________________________________
(2)  Aggregate number of secuties to which transaction applies:
______________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:

(4)  Proposed maximum aggregate value of transaction:
______________________________________________________________________________
(5)  Total fee paid:
______________________________________________________________________________
[ ]  Fee paid previously with preliminary material
______________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
______________________________________________________________________________
     (2)  Form, Schedule or Registration Statement No.
______________________________________________________________________________
     (3)  Filing Party:
______________________________________________________________________________
     (4)  Date Filed:
______________________________________________________________________________

                        BIOSPECIFICS TECHNOLOGIES CORP.
                               35 WILBUR STREET
                           LYNBROOK, NEW YORK 11563



May 30, 1996


TO THE STOCKHOLDERS:

      You are cordially invited to attend the Annual Meeting of Stockholders of the Company, which will be held at the Holiday Inn Crowne Plaza, 104-04 Ditmars Boulevard, East Elmhurst, New York 11369 on July 11, 1996 at 10:30 A.M. local time.

      The Notice of the Annual Meeting and Proxy Statement, which are attached, provide information concerning the matters to be considered at the meeting. In addition, the general operations of the Company will be discussed and stockholders will be afforded the opportunity to ask questions.

      We would appreciate your signing and returning your proxy in the enclosed envelope as soon as possible, whether or not you plan to attend the meeting. Please sign, date and return the enclosed proxy in the self-addressed, postage paid envelope. If you do not return the signed proxy, your vote cannot be counted. We value your opinions and encourage you to participate in this year's annual meeting by voting your proxy.

      YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO MARK, SIGN AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                          Very truly yours,

                                          Edwin H. Wegman
                                          Chairman of the Board

                        BIOSPECIFICS TECHNOLOGIES CORP.
                               35 WILBUR STREET
                           LYNBROOK, NEW YORK 11563
                             ____________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JULY 11, 1996
                             ____________________


      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BioSpecifics Technologies Corp. (the "Company") will be held at the Holiday Inn Crowne Plaza, 104-04 Ditmars Boulevard, East Elmhurst, New York 11369 on July 11, 1996 at 10:30 A.M. local time, for the following purposes:

           1. To elect three directors of the Company for the ensuing three years, and until their successors shall be duly elected and qualified; and

           2. To transact such other business as may properly come before the meeting, or any or all adjournments thereof.

      The transfer books will not be closed for the Annual Meeting. Only stockholders of record at the close of business on May 23, 1996 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof.

      YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTION TO BE TAKEN AT THE MEETING. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ADDRESSED, POSTAGE PREPAID ENVELOPE (FOR USE IN THE UNITED STATES). YOU MAY REVOKE YOUR PROXY IF YOU SO DESIRE AT ANY TIME BEFORE IT IS VOTED AND MAY VOTE IN PERSON AT THE MEETING EVEN THOUGH YOU HAVE RETURNED A PROXY CARD.

                                          By Order of the Board of Directors,

                                          Thomas L. Wegman
                                          Secretary

Lynbrook, New York
May 30, 1996

                        BIOSPECIFICS TECHNOLOGIES CORP.
                               35 WILBUR STREET
                           LYNBROOK, NEW YORK 11563


                                PROXY STATEMENT


                        ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JULY 11, 1996


      This Proxy Statement and the enclosed form of proxy are furnished in connection with solicitation of proxies by the Board of Directors of BioSpecifics Technologies Corp. ("Company") to be used at the Annual Meeting of Stockholders of the Company to be held at the Holiday Inn Crowne Plaza, 104-04 Ditmars Boulevard, East Elmhurst, New York 11369 on July 11, 1996 and any adjournments thereof ("Annual Meeting"). The matters to be considered at the meeting are set forth in the attached Notice of Meeting.

      The Company intends to send the proxy materials and the 1996 Annual Report to Stockholders on or about May 30, 1996.


                 INFORMATION CONCERNING SOLICITATION AND VOTING

OUTSTANDING SHARES ENTITLED TO VOTE

      On May 23, 1996, there were outstanding 4,883,396 shares of common stock, $.001 par value per share of the Company ("Common Stock"), the record holders of which, on that date, are entitled to one vote for each share of such stock.

SOLICITATION OF PROXIES

      The solicitation of proxies in the enclosed form is made on behalf of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by direct communication using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Common Stock.

RECORD DATE; REVOCABILITY OF PROXIES

      The Board of Directors has fixed the close of business on May 23, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

      The proxy will be voted (or withheld from voting) in accordance with any specifications made. Unless otherwise specified in the proxy, shares represented by proxy will be voted "FOR" election of the nominees listed herein. A proxy may be revoked by giving notice to the Secretary of the Company in person, or by written notification actually received by the Secretary, at any time prior to its being exercised by attending the meeting and voting in person.

QUORUM; VOTING

      The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock authorized to vote constitutes a quorum for the transaction of business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

      Each unrevoked proxy card properly signed and received prior to the close of the meeting will be voted as indicated. Unless otherwise specified on the proxy, the shares represented by a signed proxy card will be voted FOR Item 1 on the proxy card and will be voted in the discretion of the persons named as proxies on other business that may properly come before the meeting. Concerning the election of directors, by checking the appropriate box on your proxy card you may: (a) vote "FOR" each of the director nominees; or (b) withhold authority to vote for any of the director nominees. Stockholders may vote by either completing and returning a signed proxy card prior to the meeting, voting in person at the meeting or submitting a signed proxy card at the meeting.

      If a proxy card indicates an abstention or a broker non-vote on a particular matter, then the shares represented by such proxy will be counted as present for quorum purposes. If a quorum is present, an abstention will have the effect of a vote against the matter and broker non-votes will have no effect.

      The election of directors requires a plurality vote of those shares voted at the meeting with respect to the election of directors. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" are elected as directors. Consequently, any shares not voted "FOR" a particular nominee (whether as a result of a direction to withhold authority or a broker non-vote) will not be counted in such nominee's favor. All other matters to be voted on, if any, will be decided by the affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote, but because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote.

OWNERSHIP OF EQUITY SECURITIES

      To the Company's knowledge, the following table sets forth the beneficial ownership of shares of Common Stock as of May 23, 1996 of (i) those persons or groups known to the Company to beneficially own more than 5% of the Common Stock, (ii) each director and nominee of the Company, (iii) each executive officer whose compensation exceeded $100,000 (each, a "named executive officer") in fiscal 1996, and (iv) all directors and executive officers of the Company as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), based on information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission. Unless indicated below, the stockholders listed possess sole voting and investment power with respect to their shares and the business address of each stockholder is c/o BioSpecifics Technologies Corp., 35 Wilbur St., Lynbrook, New York 11563.

                                           NUMBER OF SHARES
NAME OF                                    OF COMMON STOCK    PERCENT OF
BENEFICIAL OWNER                          BENEFICIALLY OWNED     CLASS
- ----------------                          ------------------  -----------
Edwin H. Wegman (1)                                2,522,742     50.7%
The S.J. Wegman Company                            1,949,327     38.4%
Harold Stern (2)                                      78,156      1.6%
Thomas L. Wegman (3)                                  66,544      1.3%
Paul A. Gitman, M.D. (4)                              46,000        *
Henry Morgan (5)                                      38,528        *
Sherman C. Vogel (6)                                  18,528        *
Rainer Friedel (7)                                    10,000        *
Directors and executive officers as a              2,803,498     55.3%
 group (8 persons) (8)

- ------------------------------
 (*)  Less than 1%.

 (1) Includes 1,949,327 shares of Common Stock owned by The S.J. Wegman Company, a partnership of which Edwin H. Wegman is the sole general partner. Includes 120,000 shares beneficially owned by The Isabel H. Wegman Rev. Trust. Includes options to purchase 90,000 shares of Common Stock which are currently exercisable. Edwin H. Wegman is the father of Thomas L. Wegman.

 (2) Includes options to purchase 12,700 shares of Common Stock which are currently exercisable.

 (3) Includes 7,300 shares of Common Stock held by Thomas L. Wegman's wife and child. Includes options to purchase 31,800 shares of Common Stock which are currently exercisable.

 (4) Includes 8,000 shares of Common Stock held by Dr. Gitman's wife and children. Includes options to purchase 10,000 shares of Common Stock which are currently exercisable. Dr. Gitman's business address is c/o Long Island Jewish Medical Center, 270-05 76th Ave., New Hyde Park, New York 11040.

 (5) Includes 4,000 shares of Common Stock held by Garrubbo and Morgan, a partnership of which Mr. Morgan is a general partner owning a 50% equity position. Mr. Morgan disclaims beneficial ownership of 2,000 of such shares. Includes options to purchase 10,000 shares of Common Stock which are currently exercisable. Mr. Morgan's business address is c/o Morgan, Melhuish, Monaghan, Arvidson, Abrutyn & Lisowski, 651 West Mt. Pleasant Avenue, Livingston, New Jersey 07039-1873.

 (6) Includes 8,528 shares of Common Stock held by S&J Investments, a partnership of which Mr. Vogel is a general partner owning a 25% equity position. Mr. Vogel disclaims beneficial ownership of 6,396 of such shares. Includes options to purchase 10,000 shares of Common Stock which are currently exercisable. Mr. Vogel's business address is 700 Park Avenue., New York, NY 10021.

 (7) Includes options to purchase 10,000 shares of Common Stock which are currently exercisable.

 (8) Includes 9,500 shares of Common Stock and options to purchase 13,500 shares of Common Stock held by an executive officer.

                       PROPOSAL I:  ELECTION OF DIRECTORS


      The Board of Directors is divided into three classes, each of which currently serves for a term of three years, with only one class of directors being elected in each year. The term of office of the first class of directors, presently consisting of Edwin H. Wegman, Harold Stern and Rainer Friedel will expire on the date of this year's Annual Meeting, the term of office of the second class of directors, presently consisting of Dr. Paul A. Gitman and Thomas
L. Wegman, will expire in 1997, and the term of office of the third class of directors, presently consisting of Sherman C. Vogel and Henry Morgan, will expire in 1998. In each case, barring death, resignation or removal, each director serves from the date of his election until the end of his term and until his successor is elected and qualified.

      Three persons will be elected at the Annual Meeting to serve as director for a term of three years. The Company has nominated Messrs. Edwin H. Wegman and Harold Stern and Dr. Rainer Friedel as candidates for election. Unless authority is withheld, the proxies solicited by management will be voted "FOR" the election of these nominees. In case a nominee becomes unavailable for election to the Board of Directors, an event which is not expected, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment. The election of directors requires a majority vote of those shares present at the meeting. Each nominee has informed the Company that he will serve if elected.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS.

INFORMATION CONCERNING NOMINEES FOR DIRECTOR

      The nominees for director have the positions with the Company and principal occupations set forth in the table below.

                      AGE AT MAY     POSITION WITH THE COMPANY AND PRINCIPAL                           TERM
NAME                   23, 1996                     OCCUPATION                 DIRECTOR SINCE         EXPIRES
- ----                   --------                     ----------                 --------------         -------
Edwin H. Wegman           76         Chairman of the Board and President            1990                1996
Harold Stern              68         Director and Executive Vice President          1990                1996
Dr. Rainer Friedel        54         Director; Managing Director of Biospecifics    1995                1996
                                     Pharma GmbH, the Company's German subsidiary
                                     ("Pharma"); Independent pharmaceutical
                                     management consultant

Messrs. Edwin Wegman and Harold Stern have the positions with the Company and the principal occupations set forth in the table and have held similar positions with the Company's subsidiaries, Advance Biofactures Corporation ("ABC-New York") and Advance Biofactures of Curacao N.V. ("ABC-Curacao"), for the past five years. Dr. Friedel has been a director of the Company since November 1995 and managing director of Pharma since January 1, 1996. Since January 1994, Dr. Friedel has served as Chief Executive Officer of GBM Technology Transfer and Technology Risk Assessment, GmbH and, since June 1993, works as an independent pharmaceutical management consultant. Prior to May 1993, Dr. Friedel was the Chief Executive Officer of Lichtwer Pharma GmbH. The Company and Dr. Friedel have entered into an employment agreement effective January 1, 1996. Dr. Friedel is to be paid a salary of $100,000 and receive options to purchase 10,000 shares of Common Stock per annum. Dr. Friedel has agreed to devote approximately half of his working capacity to the Company and its subsidiaries in Germany and the United States. Dr. Friedel is entitled to one year's notice of the Company's termination of the employment agreement.

INFORMATION CONCERNING CONTINUING DIRECTORS

      Each of the directors named in the following table will continue in office after the Annual Meeting and until his term expires in the year indicated and his successor is elected and qualified.

                      AGE AT MAY     POSITION WITH THE COMPANY AND PRINCIPAL                           TERM
NAME                   23, 1996                     OCCUPATION                 DIRECTOR SINCE         EXPIRES
- ----                   --------                     ----------                 --------------         -------
Thomas L. Wegman         41          Director, Secretary and Treasurer              1994                1997
Dr. Paul A. Gitman       55          Director; Director, Quality and                1990                1997
                                     Resource Management, Long Island
                                     Jewish Medical Center
Henry Morgan             75          Director; Senior partner of the law firm       1990                1998
                                     Morgan, Melhuish, Monaghan,
                                     Arvidson, Abrutyn & Lisowski
Sherman C. Vogel         72          Director; Private investor                     1990                1998


      Each of such directors have had the positions with the Company, principal occupation and certain directorships set forth in the table above for the past five years, except that Dr. Gitman has been Director, Quality and Resource Management at Long Island Jewish Medical Center since January 1, 1995 and prior thereto was an independent physician engaged in the practice of internal medicine with Spellman Mykoff & Gitman, M.D., P.C., and that Mr. Vogel was Chairman of the Board of Synergy Group Inc. prior to July 1995.

EXECUTIVE OFFICERS

      In addition to the officers named above, the Company employs Albert Horcher as its Controller and Principal Financial and Chief Accounting Officer. Mr. Horcher, a certified public accountant, has served in these positions since February 1991 and is 36 years old. Executive officers are elected annually by the Board of Directors and serve at the discretion of the Board.


BOARD MEETINGS AND COMMITTEES

      The Board held two meetings during the last fiscal year. All directors attended each meeting. The Board does not have nominating or compensation committees or committees performing similar functions. The Board has established an Audit Committee consisting of Sherman Vogel and Henry Morgan, a Stock Option Committee consisting of Dr. Paul A. Gitman and Henry Morgan which administers the Company's 1991 Stock Option Plan (the "1991 Plan") and the Company's 1993 Stock Option Plan (the "1993 Plan"), and an Executive Committee consisting of Edwin H. Wegman, Thomas L. Wegman and Harold Stern. The function of the Audit Committee is to (i) recommend selection of the Company's independent accountants, (ii) review with the independent accountants the results of their audits, (iii) review with the independent accountants and management the Company's financial reporting and operating controls and the scope of audits, (iv) review all budgets of the Company and its subsidiaries and
(v) make recommendations concerning the Company's financial reporting, accounting practices and policies and financial, accounting and operating controls and safeguards and reviews matters relating to the relationship between the Company and its auditors. The Audit, Stock Option and Executive Committees did not meet during the 1996 fiscal year.

EXECUTIVE COMPENSATION

      OFFICERS

      The following table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to the Company's named executive officers for the fiscal years indicated. There are no other officers who received in excess of $100,000 during the fiscal year ended January 31, 1996. The Company's executive officers also serve in the same capacities in ABC-New York. Salaries of the executive officers are paid by the Company's subsidiary, ABC-New York. The officers serve in their respective capacities until the annual board of directors meeting to be held immediately following the Annual Meeting.

                                                SUMMARY COMPENSATION TABLE
- -------------------------------------------------------------------------------------------------------------------------

                                                  Annual Compensation        Long-Term Compensation
                                                ------------------------     ----------------------
                                                                                         All Other
 Name and Principal                  Salary     Bonus   Other Annual  (1)   Number of   Compensation
      Position        Fiscal Year      ($)       ($)    Compensation         Options         ($)
- -------------------------------------------------------------------------------------------------------------------------
Edwin H. Wegman              1996     350,000 (2)   -          -                -              -
  President                  1995     326,923       -          -             10,000            -
                             1994     282,602       -          -                -              -
- -------------------------------------------------------------------------------------------------------------------------
Harold Stern                 1996     182,360       -          -              1,800            -
  Executive                  1995     171,989       -          -             10,900            -
  Vice President             1994     160,000       -          -                -              -
- -------------------------------------------------------------------------------------------------------------------------
Thomas L. Wegman             1996     119,376       -          -              1,200            -
  Secretary and              1995     113,603       -          -             10,600            -
  Treasurer                  1994     102,538       -          -                -              -
- -------------------------------------------------------------------------------------------------------------------------

     /(1) Excludes perquisites and other personal benefits aggregating less than the lesser of $50,000 or 10% of the total annual salary and bonus reported for such person./

     /(2) Mr. Edwin H. Wegman's salary was last increased in September 1994 to $350,000./

      The following table contains information concerning the grants of stock options to the named executive officers of the Company during the fiscal year ended January 31, 1996.

                                               OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
- ------------------------------------------------------------------------------------------------------------------------------------


                        Number of Securities         Percentage of Total
                            Underlying              Options/SARs Granted
Name                       Options/SARs          to Employees in Fiscal Granted      Exercise or Base Price
                           (#)(1)(2)                       Year (%)                       Per Share               Expiration Date
- ------------------------------------------------------------------------------------------------------------------------------------

Edwin H. Wegman               -                             -                                    -                       -
- ------------------------------------------------------------------------------------------------------------------------------------

Harold Stern                 1,800                         5.9                                $4.625                 09/12/05
- ------------------------------------------------------------------------------------------------------------------------------------

Thomas L. Wegman             1,200                         3.9                                $4.625                 09/12/05
- ------------------------------------------------------------------------------------------------------------------------------------

      (1) All outstanding options are currently exercisable.

      (2) Granted for service as an employee.

      The 1991 Plan was ratified at the annual meeting of stockholders in July 1992 and the 1993 Plan was ratified at the annual meeting of stockholders in July 1994.

      The following table sets forth information concerning each exercise of stock options during the 1996 fiscal year by each of the named executive officers, along with the year-end value of unexercised options.

                                          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                     AND FISCAL YEAR-END VALUES
- ------------------------------------------------------------------------------------------------------------------------------------

                                                             Number of Securities Underlying      Value of Unexercised In-the-Money
                                                            Unexercised Options at Fiscal Year     Options at Fiscal Year-End ($)
                                                                         End (#)
- ------------------------------------------------------------------------------------------------------------------------------------

           Name                 Shares        Value
                              Acquired on    Realized
                             Exercise (#)       ($)       Exercisable     Unexercisable       Exercisable       Unexercisable
 -----------------------------------------------------------------------------------------------------------------------------------

Edwin H. Wegman                   -             -             90,000           -                96,000                  -
- ------------------------------------------------------------------------------------------------------------------------------------

Harold Stern                      -             -             12,700           -                  0                     -
- ------------------------------------------------------------------------------------------------------------------------------------

Thomas L. Wegman                  -             -             31,800           -                30,000                  -
- ------------------------------------------------------------------------------------------------------------------------------------


      DIRECTORS

      Each of the three outside directors received $1,500 for attending Board meetings in fiscal 1996.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

      Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who beneficially own more than ten percent of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These reporting persons also are required to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on its review of the copies of such forms furnished to it, the Company believes that all Section 16(a) reporting requirements were complied with during the fiscal year ended January 31, 1996.

                              CERTAIN TRANSACTIONS

      The S.J. Wegman Company owns Wilbur Street Corporation, which has leased to ABC-New York a building serving as a manufacturing facility and headquarters in Lynbrook, New York for over 30 years. The building also serves as the Company's administrative headquarters. Edwin H. Wegman, the Company's Chairman of the Board and President, is the President of Wilbur Street Corporation and the sole general partner of The S.J. Wegman Company, a partnership. The lease expired January 31, 1994. The lease currently runs month to month at the annual rate of $78,000. The Company believes that the rental is no greater than the amount that would be charged by an unaffiliated landlord for comparable facilities. The Company expects to negotiate a new lease which is expected to be at a higher rental but no greater than that charged by an unaffiliated landlord for comparable facilities. The Company does not anticipate that any rent increase will be retroactive. The Company subleases the remainder of the space subject to such lease, to an unaffiliated entity for $24,000 per year, pursuant to a verbal lease agreement.

      On August 20, 1991, in order to evidence previous borrowings, Mr. Wegman executed a promissory note made payable to ABC-New York in the principal amount of $50,000. The note is payable upon demand and bears 9% interest that commenced to accrue on August 20, 1991. On January 30, 1995, Edwin H. Wegman executed a promissory note, representing indebtedness he incurred during the 1994 and 1995 fiscal years, in the amount of $269,981 in favor of ABC-New York. The note bears interest at prime plus 1% and is due and payable on January 30, 1998. The note is secured by 20,000 shares of the Common Stock owned by him. During the 1996 fiscal year, the amount of the indebtedness increased, net of repayments, by $24,799 to $294,780. Through April 1996, Mr. Wegman has repaid an additional $48,300 of the outstanding principal of this note, thereby reducing the outstanding principal balance to $246,480.

                            INDEPENDENT ACCOUNTANTS

      The Company will continue to use KPMG Peat Marwick as its independent auditors for its the 1997 fiscal year. A representative of KPMG Peat Marwick is expected to be present at the meeting and will have the opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions.

                           1997 STOCKHOLDER PROPOSALS

      Proposals of stockholders intended to be presented at the Annual Meeting to be held following the end of 1997 fiscal year for inclusion in the proxy statement must be received at the Company's offices by January 29, 1997.

                                 OTHER MATTERS

      The Board of Directors knows of no matter which will be presented for consideration at the meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.


                                          By Order of the Board of Directors,

                                          Thomas L. Wegman
                                          Secretary


Lynbrook, New York
May 30, 1996

                    BIOSPECIFICS TECHNOLOGIES CORP. - PROXY
                      SOLICITED BY THE BOARD OF DIRECTORS
                FOR ANNUAL MEETING TO BE HELD ON JULY 11, 1996

                                   P R O X Y

    The undersigned Stockholder(s) of BIOSPECIFICS TECHNOLOGIES CORP., a Delaware corporation (the "Company"), hereby appoints Thomas L. Wegman and Rainer Friedel, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on July 11, 1996 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR all of the following proposals.

1.  Election of the following Directors:

  FOR ALL NOMINEES LISTED BELOW EXCEPT AS MARKED TO THE CONTRARY BELOW  [   ]

  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW              [   ]

               Edwin H. Wegman, Harold Stern, and Rainer Friedel

Instruction: Withold authority to vote for any individual nominee. Write that nominee's name in the space below.





2. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

[   ]  I plan on attending the Annual Meeting.

Dated

______________________________, 1996

                                           _____________________________________
                                                   Signature


                                           _____________________________________
                                                   Signature if held jointly

                                           Please sign exactly as name appears
                                           above. When shares are held by joint
                                           tenants, both should sign. When
                                           signing as attorney, executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by President or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.